Janus Henderson Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

March 31, 2022

Shares or Principal Amounts			Value
Corporate Bonds– 0%
Consumer Non-Cyclical – 0%
Britannia Industries Ltd, 8.0000%, 8/28/22((cost $1)	100	INR	$1
Common Stocks– 92.0%
Banks – 15.8%
Al Rajhi Bank	6,315		269,275
Banco Santander Brasil SA	800		6,198
Bank Negara Indonesia Persero Tbk PT	8,300		4,749
Bank Polska Kasa Opieki SA	281		7,504
Capitec Bank Holdings Ltd	50		7,993
First Abu Dhabi Bank PJSC	12,931		82,981
Industrial Bank of Korea	576		5,122
Kuwait Finance House KSCP	73,812		259,952
Malayan Banking Bhd	103,300		219,491
Metropolitan Bank & Trust Co	3,290		3,621
Postal Savings Bank of China Co Ltd (144A)	5,000		4,037
Qatar International Islamic Bank QSC	11,964		36,381
Santander Bank Polska SA	115		8,311
			915,615
Beverages – 1.2%
Arca Continental SAB de CV	10,027		68,195
Capital Markets – 2.2%
China Cinda Asset Management Co Ltd	363,000		61,877
Meritz Securities Co Ltd	12,384		66,683
			128,560
Chemicals – 3.4%
Orbia Advance Corp SAB de CV	3,276		8,650
Petronas Chemicals Group Bhd	81,100		185,284
			193,934
Communications Equipment – 2.1%
Accton Technology Corp	16,000		123,667
Construction & Engineering – 1.9%
China State Construction International Holdings Ltd	82,000		109,269
Construction Materials – 1.7%
Ambuja Cements Ltd	25,519		100,232
Diversified Financial Services – 0.2%
Meritz Financial Group Inc	320		10,705
Electric Utilities – 7.0%
Power Grid Corp of India Ltd	78,175		223,017
Tenaga Nasional Bhd	86,100		184,343
			407,360
Electronic Equipment, Instruments & Components – 1.9%
WPG Holdings Ltd	55,000		107,414
Food & Staples Retailing – 2.6%
Shoprite Holdings Ltd	9,256		149,443
Food Products – 1.7%
China Huishan Dairy Holdings Co Ltd*,¢	55,000		0
Dali Foods Group Co Ltd (144A)	92,500		48,358
Tingyi Cayman Islands Holding Corp	30,000		50,315
			98,673
Gas Utilities – 0.1%
GAIL India Ltd	1,834		3,753
Health Care Equipment & Supplies – 1.8%
Top Glove Corp Bhd	232,400		106,456
Independent Power and Renewable Electricity Producers – 0.1%
China Power International Development Ltd	10,000		5,274
Information Technology Services – 2.3%
Infosys Ltd	277		6,928
Mindtree Ltd	2,285		128,695
			135,623
Insurance – 0.2%
BB Seguridade Participacoes SA	800		4,296
Old Mutual Ltd	9,259		8,683
			12,979
Interactive Media & Services – 3.2%
Tencent Holdings Ltd	3,900		183,991
Internet & Direct Marketing Retail – 1.9%
Alibaba Group Holding Ltd*	6,736		92,201
JD.Com Inc - Class A*	180		5,272

Shares or Principal Amounts		Value
Common Stocks– (continued)
Internet & Direct Marketing Retail– (continued)
Meituan Dianping (144A)*	500	$9,853
		107,326
Life Sciences Tools & Services – 2.1%
Divi's Laboratories Ltd	2,143	124,074
Machinery – 1.3%
CRRC Corp Ltd	183,000	73,137
Metals & Mining – 0.1%
Southern Copper Corp	67	5,085
Oil, Gas & Consumable Fuels – 9.4%
Indian Oil Corp Ltd	49,058	76,742
PetroChina Co Ltd	434,000	222,260
PTT PCL	197,900	228,258
Reliance Industries Ltd	456	15,784
		543,044
Real Estate Management & Development – 2.7%
Barwa Real Estate Co	76,776	73,647
Mabanee Co KPSC	23,278	70,329
Yuexiu Property Co Ltd	14,400	14,276
		158,252
Semiconductor & Semiconductor Equipment – 6.4%
Hanergy Thin Film Power Group - SPV Shares*,¢	52,000	0
Taiwan Semiconductor Manufacturing Co Ltd	18,000	372,224
		372,224
Specialty Retail – 1.7%
Abu Dhabi National Oil Co	86,078	98,334
Technology Hardware, Storage & Peripherals – 5.4%
Pegatron Corp	55,000	138,707
Samsung Electronics Co Ltd	3,044	173,918
		312,625
Tobacco – 1.5%
KT&G Corp	1,309	87,128
Transportation Infrastructure – 2.2%
International Container Terminal Services Inc	10,270	44,468
Taiwan High Speed Rail Corp	83,000	83,409
		127,877
Wireless Telecommunication Services – 7.9%
America Movil SAB de CV	205,723	218,483
Globe Telecom Inc	1,265	62,048
MTN Group Ltd	6,582	85,329
PLDT Inc	2,540	90,804
		456,664
Total Common Stocks (cost $5,319,352)		5,326,913
Investment Companies– 8.6%
Money Markets – 8.6%
Janus Henderson Cash Liquidity Fund LLC, 0.3260%ºº,£((cost $495,570)	495,521	495,570
Total Investments (total cost $5,814,923) – 100.6%		5,822,484
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(33,347)
Net Assets – 100%		$5,789,137

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$880,120	15.1%
Taiwan	825,421	14.2
Malaysia	695,574	11.9
India	679,226	11.7
United States	495,570	8.5
South Korea	343,556	5.9
Kuwait	330,281	5.7
Mexico	295,328	5.1
Saudi Arabia	269,275	4.6
South Africa	251,448	4.3
Thailand	228,258	3.9
Philippines	200,941	3.4
United Arab Emirates	181,315	3.1
Qatar	110,028	1.9
Poland	15,815	0.3
Brazil	10,494	0.2
Peru	5,085	0.1
Indonesia	4,749	0.1

Total	$5,822,484	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/22
Investment Companies - 8.6%
Money Markets - 8.6%
Janus Henderson Cash Liquidity Fund LLC, 0.3260%ºº	$80	$-	$-	$495,570

	Value at 6/30/21	Purchases	Sales Proceeds	Value at 3/31/22
Investment Companies - 8.6%
Money Markets - 8.6%
Janus Henderson Cash Liquidity Fund LLC, 0.3260%ºº	-	3,249,694	(2,754,124)	495,570

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2022 is $62,248, which represents 1.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2022.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the period ended March 31, 2022 is $0, which represents 0.0% of net assets.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Corporate Bonds	$-	$1	$-
Common Stocks
Banks	6,198	909,417	-
Beverages	68,195	-	-
Chemicals	8,650	185,284	-
Food Products	-	98,673	0
Insurance	4,296	8,683	-
Metals & Mining	5,085	-	-
Semiconductor & Semiconductor Equipment	-	372,224	0
Wireless Telecommunication Services	218,483	238,181	-
All Other	-	3,203,544	-
Investment Companies	-	495,570	-
Total Assets	$310,907	$5,511,577	$0

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2022.

Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2022 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On February 25, 2022, the Board of Trustees approved a plan to liquidate and terminate Janus Henderson Emerging Markets Managed Volatility Fund, effective on or about May 20, 2022 or at such other time as may be authorized by the Board of Trustees.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70263 05-22